Exhibit 99.2

CORGENIX MEDICAL CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B CONVERTIBLE PREFERRED STOCK

The undersigned, Douglass Simpson, does hereby certify that:

1.             He is the President and CEO of Corgenix Medical Corporation, a Nevada corporation (the “Company”).

2.             The Company is authorized to issue 5,000,000 shares of preferred stock, none of which have been previously issued.

3.             The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Articles of Incorporation of the Company provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Company is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to create the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which consists of up to 2,000,000 shares of Series B Convertible Preferred Stock; and

WHEREAS, the Board of Directors of the Company has approved the provisions of the preferred stock and adopted this Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and amend the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES B CONVERTIBLE PREFERRED STOCK

Section 1.               Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement.  For the purposes hereof, the following terms shall have the following meanings:

“Common Stock” means the Company’s common stock, par value $.001 per share, and stock of any other class into which such shares may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series B Preferred Stock are convertible in accordance with the terms hereof.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan in existence on the date hereof; (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, notes, options or warrants outstanding on the date of this Certificate of Designations; (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (d) issuances of additional shares of Series B Preferred Stock having identical terms and conditions as are set forth in this Certificate of Designation, unamended, from authorized but unissued share capital.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d)(iii) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series B Preferred Stock.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Series B Preferred Stock.

“Person” means a Company, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Series B Preferred Stock” shall have the meaning set forth in Section 2.

“Subsidiary” shall mean a Company, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than 50% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

Section 2.               Designation, Amount and Par Value.  The series of preferred stock shall be designated as the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock or “Preferred Stock”) and the number of shares so designated shall not be subject to increase without the consent of at least 75% in interest of the holders of the Series B Preferred Stock (each a “Holder” and collectively, the “Holders”).  Each share of Series B Preferred Stock shall have a par value of $.001 per share.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3.               Dividends.  No dividends shall be payable with respect to the Series B Preferred Stock.

Section 4.               Voting Rights.  The Series B will have no vote; however  as long as any shares of the Series B are outstanding, the Company may not, without the affirmative vote of holders of at least 75% of the then outstanding shares of the Series B, (a) alter or change adversely the powers, preferences or rights given to the Series B or alter or amend the Certificate, (b) authorize or create any class of capital stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to or otherwise pari passu with the Series B, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the authorized number of shares of any series of preferred stock, or (e) enter into any agreement or understanding with respect to any of the foregoing; provided, however, that the foregoing shall not apply to any security issued in connection with Strategic Transactions that ranks junior to the Series B as to dividends, redemption or distribution of assets upon a Liquidation.

Section 5.               Liquidation.  Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to $0.25 (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Fundamental Transaction alone will not be treated as a Liquidation.

Section 6.               Conversion.

(a)           Conversions at Option of Holder.  Each share of Series B Preferred Stock shall be convertible into shares of Common Stock, at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series B Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock.  Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series B Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company.  The calculations and entries set forth in the Notice of Conversion shall be verified by the Company, and the Company’s determination will control in the absence of manifest or mathematical error.  Shares of Series B Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued.  The initial value of the Series B Preferred Stock shall be equal to $.25 per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”).

(b)           Automatic Redemption. Subject to Section 5, all of the outstanding shares of Series B Preferred Stock shall be redeemed automatically at the Conversion Value upon the earlier of (x) close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company, and (y) the 3rd annual anniversary of the Original Issue Date. A “Change in Control” means the current shareholders of the Company sell the ownership of 50% or more of the outstanding voting securities of the Company to one or more third parties; or the Company is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 50% of the outstanding voting securities of the surviving or resulting corporation are owned by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or the Company sells all or substantially all of its assets to another entity which is not an affiliate of the Company.

(c)           Mechanics of Conversion

(i)            Delivery of Certificate Upon Conversion.  Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date, the Company shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of shares of Series B Preferred Stock.

(ii)           Fractional Shares.  Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock.

(iii)          Reservation of Shares Issuable Upon Conversion.  The Company covenants that it will reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series B Preferred Stock, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series B Preferred Stock.

(iv)          Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of the Series B Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series B Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 7.               Certain Adjustments.

(a)           Stock Dividends and Stock Splits.  If the Company, at any time while the Series B Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Series B Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)           Price Adjustment. From the Original Issue Date until the earlier to occur of (A) such time as no Holder holds any of the Preferred Stock, or (B) 36 months following the Original Issue Date, if the Company issues any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, at a per share issuance, conversion, exercise, or exchange price, as applicable, that is less than the Conversion Value (as adjusted) (other than (x) an Exempt Issuance or (y) an issuance covered by Section 7(a) hereof), in effect at the time of such sale (such lower price being referred to as the “Lower Price”), the Conversion Value shall be adjusted to the Lower Price.

(c)           Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

(d)           Notice to Holders.

(i)            Adjustment to Conversion Value.  Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)           Exempt Issuance.  Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

(iii)          Fundamental Transaction.  Except as provided in Section 6(b), if, at any time while any Series B is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Value shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Value among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (h)(iv) and insuring that this Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8.               Negative Covenants. Except for repurchases of securities held by Medical & Biological Laboratories Co, Ltd. which may be effected commencing on August 2, 2010, as more fully disclosed in Note 5 (on page 11) to the Company’s Form 10-Q for the fiscal quarter ended September 30, 2008, so long as any shares of the Series B are outstanding, the Company may not, and will not permit any of its subsidiaries to, directly or indirectly, without the affirmative written consent of the holders of at least 75% in interest of the outstanding shares of the Series B (i) repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, securities convertible or exercisable into shares of Common Stock, or Junior Securities or securities pari passu in right of payment with the Series B, (ii) pay cash dividends or distributions on Junior Securities or securities pari passu in right of payment with the Series B Preferred Stock (other than shares of Series B Preferred Stock), or (iii) enter into any agreement or understanding with respect to any of the foregoing. There will be no restrictions on the Company’s freedom to issue, from time to time, authorized but as yet unissued Series B to any person or entity.

Section 9.               Miscellaneous.

(a)           Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address and number provided in the Purchase Agreement or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)           Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

(c)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d)           Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that any officer of the Company be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this        day of January, 2009.

/s/
Name: Douglass T. Simpson
Title: President and Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the “Common Stock”), of Corgenix Medical Corporation, a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Common Stock owned prior to Conversion:

Number of shares of Series B Preferred Stock to be Converted:

Value of shares of Series B Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Certificate Number of Series B Preferred Stock attached hereto:

Number of Shares of Series B Preferred Stock represented by attached certificate:

Number of shares of Series B Preferred Stock subsequent to Conversion:

[HOLDER]

By:
Name:
Title: